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                                                                    Exhibit 4.01

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
                                             [Office Centre Logo]


          Number                                                                             Shares

          OC
                                          OFFICE CENTRE CORPORATION
      COMMON STOCK           INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE            COMMON STOCK



  THIS CERTIFIES THAT                                                                           CUSIP 676218 10 0
                                                                                                SEE REVERSE FOR CERTAIN DEFINITIONS








  is the owner of


                FULLY-PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $.001 PER SHARE, OF


OFFICE CENTRE CORPORATION (hereinafter called the "Corporation") transferable on the books of the
Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this
Certificate properly endorsed.

               This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
               WITNESS the facsimile seal of the Corporation and the facsimile signatures of its             Countersigned and
               duly authorized officers.                                                                     registered
                                                                                                             FIRST UNION NATIONAL
                                                                                                             BANK
                                                                                                             (Charlotte, N.C.)


OFFICE CENTRE CORPORATION           Dated:                                                                By
        CORPORATE
          SEAL                                                                                               Transfer Agent and
          1996                                                                                               Registrar

        DELAWARE                         /s/ Joseph E. Hajjar              /s/ Robert J. Gillon, Jr.
           *
                                                Secretary                   Chairman, Chief Executive        Authorized Signature
                                                                            Officer and President
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THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS
THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR
OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE
QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.
ANY SUCH REQUEST SHOULD BE ADDRESSED TO THE SECRETARY OF THE CORPORATION.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  - As tenants in common    UNIF GIFT MIN ACT _______  Custodian________
                                                      (Cust)             (Minor)
TEN ENT  - As tenants by the entireties
JT TEN   - As joint tenants with right           under Uniform  Gifts  to Minors
           of survivorship and not as
           tenants in common                     Act_________________
                                                        (State)

Additional abbreviations may also be used though not in the above list.

    For value received,                   hereby sell, assign and transfer unto
                        -----------------

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
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Please print or typewrite name and address including postal zip code of assignee

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                                                                   , Shares
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of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
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Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated
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                                   NOTICE: The signature to this assignment
                                   must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement or any change whatever.


Signatures(s) Guaranteed:



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THE SIGNATURE(S) SHOULD BE GUARANTEED
BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND LOANS
ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE
GUARANTEE MEDALLION PROGRAM). PURSUANT
TO S.E.C. RULE 17Ad-15.